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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          October 9, 1997
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                               Lightbridge, Inc.
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            (Exact Name of Registrant as Specified in its Charter)




          Delaware                     000-21319                 04-3065140
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)




67 South Bedford Street, Burlington, Massachusetts                      01083
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      (Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code          (617) 359-4000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On October 9, 1997, Lightbridge, Inc. ("Lightbridge"), SeeCross Acquisition Corp., a wholly owned subsidiary of Lightbridge, and Coral Systems, Inc. ("Coral") entered into Amendment No. 1 dated as of October 9, 1997 (the "Amendment") to the Agreement and Plan of Reorganization dated as of September 9, 1997 among such parties (the "Agreement"). COPIES OF THE AGREEMENT AND THE AMENDMENT ARE FILED AS EXHIBIT 2.1 TO THE REGISTRATION STATEMENT ON
FORM S-4 OF LIGHTBRIDGE (FILE NUMBER 333-36801) AND AS EXHIBIT 5.1 TO THIS CURRENT REPORT, RESPECTIVELY, AND ARE INCORPORATED HEREIN BY REFERENCE.

     Lightbridge, SeeCross Acquisition Corp. and Coral entered into the Agreement in order to effect a merger (the "Merger") pursuant to which, among other things, issued and outstanding shares of Coral's capital stock would be converted into shares of Lightbridge's common stock, $.01 par value ("Lightbridge Common"). Under the Agreement, the rates at which shares of Coral's capital stock would be converted into shares of Lightbridge Common stock would be based in part upon the "Calculation Price," which would equal the average of the last sales prices of Lightbridge Common on the Nasdaq National Market for each of the ten trading days immediately preceding the closing date of the Merger.

     Lightbridge and Coral currently contemplate that the closing date of the Merger will occur on or about November 7, 1997. In accordance with its past practice, Lightbridge contemplates that prior to November 7, 1997 it will issue a press release announcing its operating results for the quarter ended September 30, 1997.

     Lightbridge and Coral entered into the Amendment to modify the definition of the Calculation Price in order to mitigate the effect on the Calculation Price of any change in the market price of Lightbridge's common stock resulting from Lightbridge's announcement of its operating results for the quarter ended September 30, 1997. Under the Amendment, the Calculation Price will equal the average of the last sales prices of Lightbridge Common on the Nasdaq National Market during the period of ten consecutive trading days ending on the first date on which Lightbridge issues any press release with respect to its operating results for the quarter ended September 30, 1997, provided that if such press release is issued at a time at which shares of Lightbridge Common are being traded on the Nasdaq National Market, then such ten-day period shall end on the date immediately preceding issue date of such press release. For example, if Lightbridge first issues a press release with respect to its third quarter operating results after the closing of trading of Lightbridge Common on the Nasdaq National Market on October 28, 1997, the Calculation Price shall equal the average of the last sales prices of Lightbridge Common on the Nasdaq National Market on October 15, 16, 17, 20, 21, 22, 23, 24, 27 and 28, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired. Not applicable.

         (b)  Pro Forma Financial Information. Not applicable.

         (c)  Exhibits.

Exhibit
 Number  Description
-------  -----------
  5.1 Amendment No. 1 dated as of October 9, 1997 among Lightbridge, Inc., SeeCross Acquisition Corp. and Coral Systems, Inc. to Agreement and Plan of Reorganization dated as of September 9, 1997 (such Agreement and Plan of Reorganization is filed as Exhibit 2.1 to Registration Statement on Form S-4, File No. 333-36801)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of this fifteenth day of October, 1997.


                           LIGHTBRIDGE, INC.



                           By:               /s/ WILLIAM G. BROWN
                              --------------------------------------------------
                              William G. Brown
                              Chief Financial Officer, Vice President of Finance
                               and Administration, and Treasurer

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